COMMISSION AGREEMENT

This Agreement made and entered into this  26th day of July 2007 by and between Response Genetics, Inc., a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 1640 Marengo Street, 6th Floor Los Angeles, CA 90033, U.S.A (hereinafter referred to as “RGI”), and. HITACHI CHEMICAL CO., LTD., a corporation duly organized and existing under the laws of Japan, having its business office at 9-25, Shibaura 4-chome, Minato-ku, Tokyo 108-0023, Japan (hereinafter referred to as “HCC”)

WITNESSETH:

WHEREAS, RGI is engaged in the business of offering Testing Services to the pharmaceutical industry such as in support of clinical trials;

WHEREAS, HCC is engaged in manufacture and sale of diagnostics in Japan and other areas; and

WHEREAS, RGI desires to commission HCC to undertake Testing Services in the Territory, and HCC is willing to comply with such desire of RGI pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of mutual covenants and agreements herein contained, the Parties hereto agree as follows:

Article 1    Definitions.

The words and phrases set forth below shall have the meanings respectively described thereto:

1.1 “Effective Date” shall mean the date first written above.

1.2 “Intellectual Property Rights” shall mean all patents, copyrights, design rights, trade marks, service marks, trade secrets, know-how, database rights, goodwill and other rights related to Testing Services (hereinafter defined) in the nature of intellectual property rights (whether registered or unregistered) and all applications for the same, anywhere in the world.

1.3 “Confidential Information” shall mean any and all commercial and technical information relating to any of the existing or planned products, businesses, research and/or development activities, customers and suppliers of either Party whether in written, verbal or any other form, tangible or intangible, which either Party may acquire or may have access from time to time, provided such information is marked as “Confidential and Proprietary” and provided that information which is orally disclosed shall be confirmed in writing within 30 days from oral disclosure. Confidential Information includes and is not limited to: (a) any information generated in connection with the provision of the Testing Services (such as the results or findings thereof and the contents of any report) under this Agreement, (b) information concerning inventions, discoveries, concepts, ideas, techniques, processes, designs, specifications, drawings, diagrams, models, samples, flow charts, computer programs, algorithms, data, databases, studies, mathematical calculations, finances and plans, customer lists, business plans, contracts, marketing plans, production plans, distribution plans, system implementation plans, business concepts, supplier information, business procedures and business operations and all materials related thereto; (c) the existence, contents or terms of this Agreement, (d) all know-how and intellectual property, (e) all unpublished copyrightable material, (f) any use, variation, application, reduction to practice, or any discussion and any other communication thereof regarding or relating to the Confidential Information, and (g) any information concerning how any part of the above information is related to and/or fits together with any other part of the above information, or any other technology or business; Notwithstanding the foregoing, the Parties agree that any and all data, reports, laboratory work sheets, results, materials or information provided by either Party or its Affiliates or Third Parties on behalf of a Party and any other documents or information furnished to a Party, or to which a Party is given access, by the other Party or its Affiliates or such Third Parties in connection with the performance of this Agreement, or prepared or generated by a Party in connection with performing any and all Testing Services hereunder, shall be deemed to be the Confidential Information of the Party which owns such disclosed information. All Technical Information (hereinafter defined) shall be considered the Confidential Information.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.4 “Agreement” shall mean this Agreement between HCC and RGI for Testing Services by HCC.

1.5 “Technical Information” shall mean any and all technical information and know-how necessary for the Testing Services hereunder such as the information on the methods and procedures of the Testing Services.

1.6 “Minimum Quantities” shall mean the minimum quantities of the Testing Services to be ordered by RGI to HCC for each period of one calendar month.

1.7 “Samples” shall mean paraffin-embedded tissue specimen for the Testing Services.

1.8 “Party” shall mean HCC or RGI as the context requires and “Parties” shall mean both HCC and RGI.

1.9 “Person” and words importing persons shall be construed as to include individuals, firms, bodies corporate, joint ventures, governments, states or agencies of state or any undertaking (whether or not having separate legal personality and irrespective of the jurisdiction in or under the laws of which it was incorporated or exists).

1.10 “Purpose” shall mean the provision of the Testing Services pursuant to this Agreement.

1.11 “Relevant Staff” shall mean employees and sub-contractors involved in providing the Testing Services and such sub-contractors shall be named in the relevant Exhibit or otherwise agreed to in writing by RGI.

1.12 “Testing Services” shall mean conducting molecular-based tumor tissue profiling using a proprietary and patented process developed by RGI which involves a complex molecular analysis of specific molecular markers that provides valuable tumor specific gene expression information obtained from Samples.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.13 “Territory” shall mean the countries or areas of Japan, South Korea, North Korea, Taiwan, Mongolia, Pakistan, Bangladesh, Sri Lanka, Nepal, Singapore, Malaysia, Indonesia, Brunei, Thailand, Myanmar, Laos, Cambodia, Vietnam, the Philippines, Australia and New Zealand.

1.14 “Affiliate” with respect to a Person shall mean any other Person that directly, or indirectly through one of more intermediaries, controls, is controlled by or is under common control with such Person; for the purposes of this clause 1.14 only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with”, shall mean (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and/or (b) the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of a Person.

1.15 “Third Party” shall mean any Person who is not a Party hereto.

Article 2    Testing Services .

2.1 HCC agrees to perform Testing Services in accordance with a Statement of Work agreed between the Parties in the form of Exhibit A attached hereto (“SOW”) provided by RGI through mutual consultation. HCC shall be deemed to have accepted RGI’s order so long as the number of samples is within the updated forecast provided by RGI under Article 6, unless HCC provides RGI with written notice within five (5) business days of HCC’s receipt of such RGI’s order. HCC shall not unreasonably withhold its acceptance of RGI’s order. In the case that HCC accepts RGI’s order of any Testing Services, RGI shall deliver the Samples for such Testing Services under RGI’s responsibility and expenses.

2.2 RGI shall not commission any Third Party in the Territory to perform Testing Services for any Sample taken in the Territory without the prior written consent of HCC.

2.3 HCC shall perform the Testing Services for the Samples provided by RGI or its designee, based upon the SOW agreed between the Parties, using RGI’s Intellectual Property Rights and Technical Information disclosed by RGI as set forth in Article 4, below and shall deliver the results of the Testing Services for such Samples to RGI.

2.4 HCC shall not have any Third Party render the Testing Services without the prior written consent of RGI.

2.5 HCC shall not, in any case, render the Testing Services for any Third Party.

2.6 RGI will communicate with customers and respond to customer inquiries regarding the results of the Testing Services of the data and the reports of test results. HCC will cooperate with RGI at its request to assist in responding to customer inquiries regarding the performance of the Testing Services, storage of the samples and other record keeping.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.7  HCC may perform the activities to find potential customers for Testing Services and may introduce such customers to RGI. Upon RGI's request, HCC may also cooperate with RGI in the contract negotiations between RGI and such customers. In the case that RGI should enter into a contract of Testing Services with such customers, RGI shall pay to HCC as the commission of [***] percent ([***]%) of each Testing Services to be paid by RGI to HCC other than the fees of such Testing Services provided in Article 10.

Article 3    Performance Of The Services.

3.1  In the case that HCC should perform the Testing Services for clinical trials, HCC shall comply with Good Laboratory Practice, provided, however, that RGI shall disclose any and all necessary information regarding Good Laboratory Practice to HCC and, if needed, shall provide outside consultant support at RGI’s cost. HCC also will, within the scope of the information that RGI should disclose to HCC, comply with the applicable laws, regulations, and guidelines governing the performance of the Testing Services, including those relating to Good Laboratory Practice in case of the Testing Services for clinical trials. HCC shall establish Good Laboratory Practice, provided, however, that RGI shall request HCC to prepare to establish Good Laboratory Practice at least six (6) months prior to the starting date of the Testing Services for clinical trials by HCC.

3.2 HCC shall make reasonable efforts to use facilities, supplies and staff necessary to complete the Testing Services as provided in the applicable SOWs, as it may be modified as provided herein, and in accordance with the terms of this Agreement. HCC will obtain any necessary authorizations and permissions for all equipment and reagents which it uses in performing Testing Services from RGI in accordance with RGI’s directions.

3.3 RGI’s representatives may visit HCC’s laboratory and premises at reasonable times, on reasonable prior notice, and with reasonable frequency during normal business hours to observe the progress of the Testing Services, and any and all Samples, Study Archives (hereinafter defined), information and results derived therefrom. HCC shall assist RGI in scheduling such visits. RGI shall comply with HCC’s reasonable access and control procedures relating to such Samples and information. RGI may also, at a reasonable time upon reasonable prior notice, obtain access to the samples and Study Archives, provided that RGI complies with HCC’s reasonable access and control procedures relating to such materials.

3.4 All reports prepared by HCC hereunder shall be prepared in a format specified in the applicable SOW. RGI shall have access to all documentation, records, raw data, specimens or other work product generated during the performance of each Testing Services. HCC agrees to maintain appropriate records in paper or magnetic form, in a manner which complies with regulatory requirements, as provided by RGI.

3.5 RGI shall have the responsibility to disclose necessary information for the Testing Services regarding the requirement of Generic Drug Enforcement Act of 1992 to HCC. HCC agrees to comply with such information. HCC further agrees to submit to RGI, upon request upon completion or termination of the Testing Services, a certification that neither HCC nor any of its employees has been debarred by the FDA under the provisions of the Act and that HCC did not use in any capacity in connection with the Testing Services any individual debarred by the FDA under the provisions of the above referenced Act in accordance with RGI’s directions.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

3.6 Should applicable government regulatory requirements be changed during the term of this Agreement, HCC shall make reasonable efforts to satisfy the new requirements in accordance with RGI’s directions. In the event that compliance with such new regulatory requirements necessitates a change in the SOW for Testing Services, RGI shall submit to HCC a revised technical and cost proposal for HCC’s acceptance prior to making any changes in the SOW for such Testing Services.

3.7 In the event of a conflict in government regulations, RGI shall, on its responsibility, designate which regulations shall be followed by HCC in its performance of a particular Testing Services.

3.8 HCC agrees to use reasonable care in safeguarding, inventorying and handling all SOW data, materials and supporting documentation (hereinafter collectively termed “Study Archives”) originating from any SOW conducted under this Agreement by HCC, whether written or physical (such as notebooks, original or raw data, protocols, interim or final report copies) in accordance with RGI’s appropriate directions. The Study Archives shall be considered to be Confidential Information of RGI. HCC will maintain the Samples provided to it for Testing Services under this Agreement in accordance with the usual and customary standards for maintaining such materials. Upon request by RGI, HCC will provide Samples to RGI or a copy of documents from the Study Archives, at RGI’s expense. To the extent that Samples are transferred to RGI, responsibility for maintaining such samples will then be undertaken by RGI. The Samples and Study Archives are to be retained and archived by HCC for a period of not less than ten (10) years following the completion of the relevant SOW.

3.9 Following the end of the relevant ten (10) year retention period, HCC may, at its discretion, after providing written notice to RGI of HCC’s intention, dispose of or destroy the Samples and Study Archives. In the case RGI should request the further retaining and archiving of the Samples and Study Archives at RGI's cost, RGI and HCC shall negotiate in good faith regarding the terms and conditions thereof, or RGI has the option to transfer the Samples and Study Archives at RGI’s expense.

3.10 HCC represents that each of its personnel, employees, agents, representatives, subcontractors or invitees who shall perform Testing Services hereunder shall abide by the provisions of Article 3 hereof. HCC agrees that each of its personnel, employees, agents, representatives, subcontractors or invitees who shall perform Testing Services hereunder shall be at least eighteen (18) years old.

3.11 HCC agrees to maintain all electronic information or data on secure systems which are dedicated mainly to information and data generated under this Agreement. HCC shall also cooperate with RGI to implement, use and maintain any software or computer systems specified by RGI, provided, however, that RGI shall, free of charge, provide HCC with all necessary software and/or special computer systems.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Article 4    Disclosure of Technical Information .

4.1 As soon as practicable after the execution of this Agreement, RGI shall, free of charge, provide HCC with sufficient written documents describing the Technical Information, and, free of charge, dispatch its technically capable people to HCC or accept HCC’s employee at RGI’s facilities for training, the term and conditions of which are mutually agreed, to disclose to HCC the Technical Information which RGI considers necessary for the Testing Services to be performed by HCC hereunder.

Article 5    Technical Assistance .

5.1 Upon the request of HCC made from time to time during the term of this Agreement, RGI shall, free of charge, provide HCC with technical assistance relating to the Testing Services including dispatch of RGI’s employees and acceptance of HCC’s employees for training.

5.2 RGI shall, free of charge, furnish HCC with any and all modification or improvement related to the Testing Services during the term of this Agreement which are necessary to perform a SOW.

Article 6    Forecast of RGI’s Orders for Testing Services.

6.1 Starting on the Effective Date of this Agreement and every March, June, September and December thereafter, RGI shall provide HCC with a non-binding updated forecast indicating RGI’s orders for the Testing Services for the following twelve (12) month period with monthly breakdowns. Each updated forecast shall control over any preceding forecast provided by RGI hereunder.

6.2 In the event that HCC should anticipate that each forecasted quantity cannot be fully made by HCC, HCC shall notify RGI thereof in writing within fourteen (14) days after the receipt of such RGI’s forecast.

6.3 If RGI should forecast that RGI’s orders for the Testing Services to HCC in any month will be more than [***] Samples, RGI and HCC shall discuss HCC’s investment in equipment and facilities for the Testing Services and setting of the Minimum Quantities after such investment.

Article 7    Investments.

7.1 In the case that HCC should make an investment in equipment and facilities for the Testing Services after the beginning of rendering Testing Services to RGI under this Agreement, RGI and HCC shall agree with the future plan for specific period to use such new equipment and facilities for Testing Services considering the depreciation of such new equipment and facilities through mutual consultation prior to the decision of such investment. If such agreed plan should fail through no fault of HCC, RGI shall compensate to HCC for the reasonable amount of investment not properly used for Testing Services.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

7.2 RGI shall invest in equipment and shall provide the equipment to HCC in accordance with the equipment lease agreement separately agreed between the Parties. The fees paid to RGI by HCC for the leasing of such equipment shall be determined in accordance with such equipment lease agreement.

Article 8    Compliance.

8.1 HCC shall be responsible to comply with the Japanese governmental requirement for the necessary applications and approvals required in laws and regulations applied for HCC’s fulfillment of Testing Services. RGI shall be responsible for any other governmental requirement for the necessary applications and approvals required in laws and regulations applied for HCC’s fulfillment of Testing Services in the Territory.

Article 9    Corrective Measures.

9.1  If, at any time during the term of this Agreement, HCC becomes aware that the applicable SOW was not followed, or that HCC otherwise made a material error or mistake in conducting the Testing Services, HCC agrees to notify RGI of such occurrence in writing promptly following the day such discovery is made. Upon receipt of such notice, RGI will notify HCC in writing, within a reasonable time, whether corrective measures which may include retesting are required to ensure validity of results, and RGI will not be invoiced for any necessary corrective measures. HCC agrees to promptly implement necessary corrective measures. Any retest data will be reported by HCC to RGI within a reasonable time from the receipt by HCC of notification from RGI that retesting is required.

Article 10    Payment Term .

10.1 The fees paid to HCC by RGI for the Testing Services shall be determined in accordance with the standard fee specified in Exhibit B attached hereto and reviewed periodically between the Parties before the beginning of April and October every year for each kind and type of Testing Services.

10.2 RGI shall pay fees for Testing Services within thirty (30) days after receiving of the invoices issued by HCC by telegraphic transfer of funds to the bank account designated by HCC. Other terms and conditions of payment for the Testing Services shall be discussed and agreed upon between the Parties separately.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Article 11    Representations and Warranties; Indemnification.

11.1 HCC represents and warrants that HCC and the Relevant Staff:

11.1.1 have the appropriate level of expertise and qualifications, and the necessary ability to undertake the Testing Services under this Agreement, which shall be required by RGI in an SOP; and

11.1.2 are not prevented or restricted by any obligations owed to a Third Party or otherwise in any way from performing the Testing Services.

11.2 Each Party represents and warrants that it has the right to enter into this Agreement and is not in conflict with any Third Party obligation during the performance of the Testing Services under this Agreement.

11.3  In addition to any other indemnification provided herein, HCC agrees to indemnify, defend and hold RGI and its affiliates, shareholders, officers, directors, employees, agents, successors and assigns harmless from and against ordinary and direct claims, suits, actions, liabilities, losses, costs, reasonable attorneys' fees, expenses, judgments or damages, (collectively, the “Indemnified Amounts”), arising out of (i) HCC's negligence in the performance of the Testing Services, (ii) any wrongful acts or omissions in the performance by HCC of any Testing Services, whether such actions are of HCC, its employees, agents, representatives, subcontractors or invitees or (iii) any material breach of this Agreement by HCC, its employees, agents, representatives, subcontractors or invitees. Notwithstanding the foregoing, the amount which should be paid to RGI and/or any Third Party for such indemnification shall be limited to the amount of [***] dollars ($[***]).

11.4  In addition to any other indemnification provided herein, RGI agrees to indemnify, defend and hold HCC and its affiliates, shareholders, officers, directors, employees, agents, successors and assigns harmless from and against any and all Indemnified Amounts arising out of (i) RGI's negligence in the conduct of the activities to be performed by RGI under this Agreement, (ii) any wrongful acts or omissions in the conduct of the activities to be performed by RGI under this Agreement, whether such actions are of RGI, its employees, agents, representatives, subcontractors or invitees, (iii) any material breach of this Agreement by RGI, its employees, agents, representatives, subcontractors or invitees or (iv) any infringement of Third Party’s intellectual property rights resulting from or claimed to be resulting from the fulfillment or procedure of Testing Services and delivery of the results of Testing Services or any other act or omission relating to Testing Services. Notwithstanding the foregoing, the amount which should be paid to HCC and/or any Third Party for such indemnification shall be limited to the amount of [***] dollars ($[***]).

11.5  Where claims relate to those by Third Parties and in the event either Party incurs, or expects to incur expenses, damages, claims or liability for which it intends to seek indemnification from the other Party, the Party claiming indemnification (the “Indemnitee”) shall promptly notify the other Party (the “Indemnitor”) and shall permit the Indemnitor, at the Indemnitor’s sole discretion, to settle any such claim or suit and agrees to the complete control of the defense or settlement of such claim or suit by the Indemnitor, and the Indemnitor shall not be responsible for any legal fees or other costs incurred other than as provided in this Agreement. The Indemnitee, its employees, consultants and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of any claims or suits covered by the indemnification provisions of this Agreement.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Article 12    Confidentiality Obligation.

12.1  Save as otherwise provided in this Agreement, any Confidential Information which is disclosed by or on behalf of either Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) at any time after the date of this Agreement shall remain the property of the Disclosing Party and the Receiving Party hereby undertakes:

12.1.1  to use the Confidential Information received from the Disclosing Party and subject to the provisions of Article 12 hereto, solely and exclusively for the Purpose; and

12.1.2  to maintain the confidentiality of the Confidential Information and not to disclose it directly or indirectly to any other company, organization, individual or Third Party, save as permitted by clause 12.2; and

12.1.3  at the request of the Disclosing Party to return, delete or destroy all copies of the Confidential Information, in whatever form it is held, provided that the Receiving Party may retain one copy of the Confidential Information for the sole purpose of determining its obligations under this Agreement but may make no further use of such Confidential Information whatsoever.

12.2  Notwithstanding clause 12.1, if HCC is the Receiving Party, it may disclose Confidential Information to any of its Relevant Staff who need to know the Confidential Information in order to fulfill the Purpose, provided that HCC shall procure that each such Person to whom or which Confidential Information is to be disclosed:

12.2.1 is made aware of the obligations contained in this Agreement prior to such disclosure; and

12.2.2 agrees to abide by such terms of this Agreement as if it were a Party to it.

12.3 Nothing in clause 12.1 shall preclude disclosure of any Confidential Information required by any governmental, quasi-governmental or regulatory agency or authority or court entitled by law to disclosure of the same, or which is required by law to be disclosed. The Receiving Party shall promptly notify the Disclosing Party when such requirement to disclose has arisen to enable the Disclosing Party to seek an appropriate protective order and to make known to the said agency or authority or court the proprietary nature of the Confidential Information and to make any applicable claim of confidentiality in respect thereof. The Receiving Party agrees to co-operate in any appropriate action which the Disclosing Party may decide to take. If the Receiving Party is advised to make a disclosure in accordance with this clause 12.3 it shall only make a disclosure to the extent to which it is obliged.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

12.4 This Article 12 shall not apply to the information which:

a. is already known to the Receiving Party at the time of receipt from the Disclosing Party as evidenced by written documentation; or

b. is disclosed to the Receiving Party by a Third Party having no obligation to the Disclosing Party to hold the Confidential Information secret; or

c. either is published or otherwise available to the public at the time of its receipt by the Receiving Party or shall become published or available to the public through no fault of the Receiving Party; or

d. is independently developed by the Receiving Party as evidenced by contemporaneous written documentation.

Article 13    Intellectual Property.

13.1  Except as otherwise provided herein, all title to any and all inventions, improvements and data, whether or not patentable, and copyrightable works, which are conceived and reduced to practice solely by HCC from the performance of any Testing Services hereunder shall reside with HCC (“HCC IP”), provided, however, that HCC hereby grants to RGI an irrevocable, co-exclusive with HCC, royalty-free license to the HCC IP outside the Territory, with the right to grant sub-license therefor (in the case of HCC, such license shall be granted only to its subsidiaries), and hereby grants to RGI an irrevocable, non-exclusive, royalty-free license to the HCC IP in the Territory, with the right to sub-license therefor. All title to any data or copyrightable works which is generated by HCC under the payment of the commission fee by RGI from the performance of any Testing Services and as a result of such Testing Services which is rendered to RGI’s customers hereunder shall reside with RGI. The handling of all title to any and all inventions, improvements and data, whether or not patentable, and copyrightable works, which are conceived and reduced to practice under the contribution of both HCC and RGI from the performance of any Testing Services hereunder shall be decided considering the degree of contribution of each Party through mutual consultation.

13.2  HCC will make reasonable efforts to disclose to RGI all inventions and improvements (whether patentable or not) and all copyrightable works made by it which are governed by Section 12.1. In the case that HCC should apply for a patent or other Intellectual Property Rights, HCC shall notify to RGI and maintain the confidentiality of the RGI’s Confidential Information under Article 12.

13.3  Subject to the remaining provisions of this Article 13, HCC agrees that all original works of authorship prepared by or for HCC in the results of any Testing Services hereunder shall be works for hire, and RGI shall own such works and all copyrights therein. For any original such works of authorship in the results of any Testing Services that, under the copyright laws of the United States, may not be considered works for hire, HCC agrees to reasonably cooperate with RGI in protecting its rights in such works. Such works shall be deemed to be the property of RGI, and shall be included in the Confidential Information of RGI under this Agreement.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

13.4  RGI owns, and HCC acknowledges RGI’s ownership of, (i) the Testing Services, including RGI’s proprietary process for analyzing the Samples and producing the gene expression values, and all of the materials which comprise same, and any accompanying patent information owned by RGI, (ii) all Intellectual Property Rights, and (iii) any algorithms or scales created and used by RGI in producing or developing the gene expression values (“algorithms”), and agrees that it shall not do or suffer to be done any act or thing or undertake any action anywhere that in any manner might infringe, or impair the validity, scope, or title of RGI in the Testing Services, algorithms or Intellectual Property Rights which is owned by RGI.

13.5  The Parties will observe all copyright in written material, including computer software, belonging to the other Party or any Third Party, will not make any unauthorized copies of such material or software.

13.6  Each Party acknowledges that the other Party owns certain inventions, processes, know-how, trade secrets, improvements and other intellectual property which have been independently developed by each Party and which relate to that Party’s business or operations. It is acknowledged that the intellectual property owned by either Party on the date of this Agreement will remain the exclusive property of the owning Party.

Article 14    Publication.

14.1 Either Party shall not, without consent of the other Party, submit any publications related to the Testing Services. The request for consent to the other Party shall contain details of the article to be published and the expected date of such publications. Neither Party may submit a publication containing Confidential Information of the other Party without prior written consent of the other.

Article 15    Term.

15.1 This Agreement shall take effect on the date and year first above written and continue to be effective through March 31, 2010 and shall be renewed automatically for each period of one (1) year under the same terms and conditions at the end of each original or renewed period, unless six (6) month prior written notice not to renew this Agreement should be given by either Party to the other.

15.2 Notwithstanding the expiration or termination provided in Articles 15.1 and Article 16, Articles 11, 12, 13, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26 and 27 shall survive the expiration or termination of this Agreement.

Article 16    Early Termination.

16.1  Either Party may forthwith terminate this Agreement without payment of any additional compensation by giving notice of termination to the other Party in any of the following cases:

a. if the other Party shall be dissolved, liquidated or declared insolvent or bankrupt; or

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

b. if the other Party shall breach any provision of this Agreement and shall fail to remedy such breach within sixty (60) days after a written notice requesting to remedy the breach is given.

16.2  In the event this Agreement is terminated pursuant to clause 16.1 above, the defaulting Party shall not be entitled to claim its losses or damages thereby incurred to the other Party.

16.3  Upon termination of this Agreement pursuant to clause 16.1 with fault of HCC, HCC shall complete any outstanding Testing Services that was agreed to by the Parties prior to the termination of this Agreement, and RGI will compensate HCC for any such Testing Services.

16.4  On termination, HCC will cease any use of RGI’s Technical Information and Intellectual Property Rights, except as provided in this Article.

16.5  In the event of termination of this Agreement and/or any Testing Services performed under this Agreement, HCC shall use all reasonable efforts to minimize any further costs and HCC shall be reimbursed for the services actually performed and the expenses actually and reasonably incurred as of the effective date of such termination, unless the Parties agree or HCC is otherwise obliged to provide services after such termination.

16.6  Upon termination of this Agreement, if requested by the other Party, each Party shall immediately deliver up to the other Party or, if the other Party agrees, destroy all copies of and other embodiments of any of the Confidential Information and all other correspondence, documents, specifications, and any other property belonging to the other Party which may be in its/his/her possession. One archival copy of such materials may be maintained in the possession of legal counsel for the Party.

Article 17    Independent Contractor.

17.1  It is understood that in the performance of this Agreement HCC will be acting in the capacity of an independent contractor and that nothing in this Agreement shall be construed as creating any contract of employment or relationship of principal and agent between RGI and HCC or RGI or any of the Relevant Staff.

17.2  HCC shall perform this Agreement solely as an independent contractor, and as such shall select, engage and discharge its employees and otherwise direct and control the performance of the Studies. Neither HCC nor anyone employed by it shall be, represent, act, or purport to act as, or be deemed to be, the agent, representative, employee, or servant of RGI nor shall RGI nor anyone employed by it be, represent, act, or purport to act as, or be deemed to be, the agent, representative, employee, or servant of HCC.

17.3  Neither HCC nor RGI shall have authority to make any statement, representation, or commitment of any kind or to take any action binding upon the other Party without the other Party's prior written authorization.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Article 18    Non-Waiver

18.1 The waiver, express or implied, by either Party of any right hereunder or any failure to perform this Agreement or breach hereof by the Party, shall not constitute or be deemed as a waiver of any other right hereunder or of any other failure to perform this Agreement or breach hereof by such other Party, whether of a similar or dissimilar nature hereto.

Article 19    Assignment

19.1 This Agreement or any right or obligation hereunder is not assignable or transferable in whole or in part by either Party to any Third Party without the prior written consent of the other Party, except in connection with any merger or sale of all or substantially all of its assets to which this Agreement relates. Subject to the foregoing, all terms, conditions, covenants and agreements contained herein shall inure to the benefit of, and be binding upon, any such successor entity.

Article 20    Severability

20.1 If any provision of this Agreement is deemed to be illegal, unenforceable, or invalid, in whole or in part, for any reason, the validity and enforceability of the remaining provisions, or portions of them, shall not be affected or impaired and shall continue in full force and effect.

Article 21 Governing Law.

21.1 This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws or choice of laws principles. The Parties agree that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be determined by arbitration administered by the American Arbitration Association in accordance with its International Arbitration Rules. The arbitration shall be conducted in English and the place of arbitration shall be Singapore. The award thereof shall be final and binding for both RGI and HCC.

Article 22 Force Majeure.

22.1  In this Agreement, “force majeure” shall mean any cause preventing either Party from performing any or all of its obligations which arises from or is attributable to acts, events, omissions or accidents beyond the reasonable control of the Party so prevented including, without limitation, strikes, lock-outs or other industrial disputes (whether involving the workforce of the Party so prevented or of any Third Party), act of God, war, terrorism, riot, civil commotion, malicious damage, compliance with any law or Governmental order, rule, regulation or direction, accident, breakdown of plant or machinery, fire, flood or storm (each a “Force Majeure Condition”). Subject to clause 22.3, each Party shall be released from its obligations under this Agreement to the extent that its performance hereunder is delayed, hindered or prevented by force majeure.

22.2  If either Party is prevented or delayed in the performance of any of its obligations under this Agreement by Force Majeure Condition, that Party shall forthwith serve notice in writing on the other Party specifying the nature and extent of the circumstances giving rise to Force Majeure Condition, and shall subject to service of such notice and to clauses 22.3 and 22.4, have no liability in respect of the performance of such of its obligations as are prevented by Force Majeure Condition during the continuation of such events, and for such time after they cease as is necessary for that Party, using all reasonable endeavors, to recommence its affected operations in order for it to perform its obligations.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

22.3  The Party claiming to be prevented or delayed in the performance of any of its obligations under this Agreement by reason of Force Majeure Condition shall use all reasonable endeavors to bring the Force Majeure Condition to a close or to find a solution by which the Agreement may be performed despite the continuation of the Force Majeure Condition.

22.4  If either Party is prevented from performance of its obligations for a continuous period in excess of three (3) months due to Force Majeure Condition, the other Party may terminate this Agreement forthwith on service of written notice upon the Party so prevented, in which case neither Party shall have any liability to the other except that rights and liabilities which accrued prior to such termination shall continue to subsist.

Article 23     FDA Visits.

23.1  At RGI’s request, a representative of HCC shall accompany RGI to FDA (or other regulatory agency) to explain or discuss any and all aspects of the Testing Services, with RGI’s full cooperation. Such visit or visits to the FDA shall be arranged at times mutually agreeable to RGI and HCC. All reasonable travel and living expenses incurred by HCC in connection with such visits shall be reimbursed by RGI.

23.2  HCC shall notify RGI of any request from FDA, other federal or state agencies or any other Third Party to inspect or otherwise gain access to the information, gene expression values, Samples, or materials pertaining to the Testing Services. HCC shall notify RGI of such request prior to permitting any Third Party access, unless prior notice is not reasonably feasible.

23.3  HCC agrees to permit inspection of such information, gene expression values, Samples, or other materials by authorized representatives of FDA and as otherwise required by law. During such inspections, HCC shall provide appropriate scientific and quality assurance support. HCC shall promptly send RGI a copy of any inspection reports received by HCC as a result of any such inspection.

Article 24    Counterparts.

24.1  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Article 25    Exhibits.

25.1  Any Exhibit or SOW to this Agreement is hereby incorporated into and made a part of this Agreement. In the event of a conflict between the provisions contained in this Agreement and any such Exhibit or SOWs, the terms of the Agreement shall prevail over the Exhibit or SOW, except to the extent an Exhibit or SOW specifically states that one of its provisions supersedes a similar provision in the Agreement.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Article 26    Notice.

26.1  Any notice required by this Agreement to be given to either Party shall be in writing and shall be served by first class post, express mail or airmail and being addressed to the address of the other Party stated in this Agreement or such other address as may from time to time have been notified by a notice given in accordance with this clause. The initial details for the purposes of this clause are:

For HCC:

Hiroshi Ito
General Manager
Life Science Division
Hitachi Chemical Co., Ltd.
9-25, Shibaura 4-choume, Minato-ku
Tokyo, 108-0023

-and-

Baku Maekawa
Manager
Life Science Division
Hitachi Chemical Co., Ltd.
9-25, Shibaura 4-choume, Minato-ku
Tokyo, 108-0023

For RGI:

Kathleen Danenberg
President and CEO
Response Genetics, Inc.
1640 Marengo Street Suite 600
Los Angeles, CA 90033

-and-

Thomas Meloro, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019-6099

Article 27    Entire Agreement

27.1 This Agreement constitutes the entire and only agreement among the Parties with respect to the subject matter hereof and supersedes all negotiations or communications between the Parties prior to the execution of this Agreement.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement in duplicate to be executed by the duly authorized representatives of the Parties as of the date and year first above indicated.

Response Genetics, Inc. By: ____________________________ Name: Title:	Hitachi Chemical Co., Ltd. By: ____________________________ Name: Title:

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT A

Statement of Work for Taiho Samples

THIS Statement of Work is made and entered into this __ th day of __________, by and between Response Genetics, Inc. (“RGI”), a company incorporated in the State of Delaware, whose principal place of business is situated at 1640 Marengo Street, 6th Floor, Los Angeles, CA 90033 and Hitachi Chemical (“HCC”), a corporation registered under the laws of Japan and having its corporate offices at Shibaura Square Building, 9-25, Shibaura 4-chome, Minato-ku Tokyo, 108-0023 .

WHEREAS, a Commission Agreement (the “Agreement”) by and between RGI and HCC was executed on __July 2007; and

WHEREAS, pursuant to Article 2 of the Agreement, the parties now enter into this Statement of Work for the purposes of setting forth the responsibilities and obligations of the parties.

A. Order and Sample delivery

RGI or Taiho will send HCC tissue sections thereof, as detailed and briefly summarized below.

The sender of Taiho is to notify HCC and RGI via e-mail when specimen(s) are shipped. The e-mail must include the list of specimens (including specimen ID and number of slides included in the shipment) and the shipment tracking number to the following email addresses:
[***]
[***]
[***]
[***]
[***]
[***]

The information of sender of Taiho is as follows;

Sawako Tachikawa
Tokushima Research Center
Taiho Pharmaceutical Co., Ltd.
[***]
Tel: [***] (ext. [***]) FAX: [***]

HCC should notify RGI that the order is acceptable or not within five business day after receiving the order e-mail.
Samples should be shipped after the order is accepted by HCC.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

In all shipments, the sender should enclose a list of sample. The Specimen ID on the list of samples must match the labeling of the samples.

The sender will send batches of samples slides containing sections from the tumor block. HCC requires tumor tissue containing adequate material for histological diagnosis and laboratory assay. The sections should contain representative tumor cells as determined by a trained pathologist.

At least five 10-micron unstained slides and one (or two) 5-micron unstained slide are required.

Samples should be stored and shipped at ambient temperature. Extreme temperatures should be avoided. In hot weather, place a cool pack in the mailer.

All shipments to HCC must be shipped on Monday-Wednesday by Yamato or Sagawa overnight delivery in Japan (in case of a shipment from the USA, FedEx or World Courier can be used). HCC will provide pre-printed vouchers with the following address:

Izutsu Hiroshi
c/o Endo Katsuya
Hitachi Chemical Co., Ltd., Yamazaki Works
13-1, Higashi-cho 4-chome
Hitachi-shi Ibaraki
317-8555, Japan
Tel : [***], FAX : [***]

B. Sample Receipt/QA

Upon receipt of samples, HCC will verify that the inventory of samples received match the list of samples on the shipment email and sent by the sender. If discrepancies are noted, HCC personnel will contact the sender via email to clarify the contents and specimen/patient information. Once the samples are verified, they will be accessioned using the RGI Database as stated in SOP [***] or equivalent SOP made by HCC. The day when all samples in the shipment are accessioned is deemed as the date of the batch of sample receipt. The sample slides will then be stored in a secure room until a batch is ready for processing.

HCC will notify the sender of the date of sample receipt. HCC will cc the representative from RGI regarding all communications with the sender and Taiho.

C. Sample Storage

Samples are stored at ambient temperatures at HCC in the Archive equipment. They are organized by the project and received date of the samples. All slides for each sample will be stored together in an area designated specifically for the project. If the sample test needs to be repeated and more tissue is required, HCC may request that specific sample slides be resent to HCC.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

D. Specimen Analysis and Data Management

HCC will process all the samples in a shipment (1 sample per patient) or as requested. The results will be released to RGI four weeks after the start of processing the samples.

Samples are processed through “DTP specimen flow” as stated in SOP [***] or equivalent SOP made by HCC, which includes:
Accessioning (detailed procedure: SOP [***])
Slide preparation and staining (detailed procedure: [***])
Dissection (detailed procedure: SOP [***] and [***])
RNA extraction ([***])
Reverse transcription (detailed procedure: [***])
Actin screening (detailed procedure: SOP [***])
PCR preparation (detailed procedure: SOP [***])
QPCR analysis (detailed procedure: SOP [***])
Results analysis (detailed procedure: SOP [***]); and
Material release (detailed procedure: SOP [***]).

HCC will not repeat sample analysis except in the event that data requirements stated in SOPs are not satisfied.

E. Report Type

Reporting is deemed to be done when Results analysis (SOP[***]) is concluded by transferring data to RGI via RGI’s e-store system or via e-mail to the following contact addresses: [***] and [***].

F. Confidentiality of Results

HCC will provide results or result reports only to RGI.
G. Communication

Communication between RGI and HCC contacts will be via telephone or e-mail. All requests or special instructions, however, shall be in writing.

Any questions arising upon receipt of tissue samples from sender (e.g., mislabeled samples, missing samples) will initially be directed through the sender via e-mail. HCC will attempt clarification of discrepancies from the sender via email.

H. Fees

The fees for the analysis of four (4) mutually agreed upon genes and a housekeeping gene (beta-Actin) per sample will be $[***] per sample. Samples will be archived and additional genes can be analyzed at $[***]/gene per sample. The fees will be divided as follows: 80% to HCC and 20% to RGI (excluding any costs of reagents purchased by RGI).

These are the fees under the current Taiho Service Agreement. If RGI revises the fees, RGI shall notify HCC within five (5) business days of such revision.

HCC will be charged for reagents purchased by RGI. The costs for HCC to purchase these reagents from RGI will include cost of the reagent plus shipping and tax.

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT B

Testing Services Fees and Reagents

HCC Services	Cost	Explanation of Service
RNA Extraction and qRT-PCR Service	80 % of the Testing Service Fee	Tissue Staining with H/E and NFR; Pathology Review; Microdissection achieving >80% tumor per extraction; RNA extraction; qRT-PCR; and Analysis of resulting data.

RGI Services and Reagents	Cost	Reagent	Manufacturer	Unit	Bulk Cost Total (July 2007)	Reagent Mix Aliquots	Volume per Aliquot
Prepare Testing Reagents	HCC will reimburse RGI, at RGI’s cost, for reagents requested by HCC.	[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]		[***]
		[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]
		[***]	TBD*
* To Be Determined

[***]   Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.